POWER OF ATTORNEY

 The undersigned hereby constitutes and appoints each
of Todd W. Kingma, Judy L. Brown, Penny Bursma and Michael
Stewart signing singly, as the undersigned?s true and
lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in
the undersigned?s capacity as an officer and/or
director of Perrigo Company (the ?Company?),
Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and
the rules thereunder;

(2) do and perform any and all acts for and on
behalf of the undersigned that may be necessary
or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any
amendment  thereto, and timely file such form
with the United States Securities and Exchange
Commission and any stock exchange or similar
authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing  which, in the
opinion of such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed by such
attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in
such form and shall contain such terms and
conditions as such attorney-in-fact may approve
in such attorney-in-fact?s discretion.

       The undersigned hereby grants to each such attorney-
in-fact full power and authority to do any and all things
and take any and all actions necessary in the exercise of
any of the rights and powers herein granted, as fully to
all intents and purposes as the undersigned might or could
do if personally present, with full power of substitution
or revocation, hereby ratifying and confirming all that
such attorney-in-fact, or such attorney-in-fact?s
substitute or substitutes, shall lawfully do or cause to
be done by virtue of this power of attorney and the rights
and powers herein granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the
undersigned?s responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned?s
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.

        IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 1st day of
February, 2011.

/s/ Scott F. Jamison
Scott F. Jamison